Exhibit 10.1

Registration Rights Agreement

between

Fleetwood Enterprises, Inc.

and

Lehman Brothers Inc.

Dated as of December 22, 2003

TABLE OF CONTENTS

1.	Definitions.

2.	Shelf Registration.

3.	Additional Amounts.

4.	Registration Procedures.

5.	Registration Expenses.

6.	Indemnification and Contribution.

7.	Underwritten Offerings

8.	Miscellaneous.

Registration Rights Agreement, dated as of December 22, 2003, between Fleetwood Enterprises, Inc., a Delaware corporation (together with any successor entity, herein referred to as the “Company”), and Lehman Brothers Inc. (the “Initial Purchaser”).

Pursuant to the Purchase Agreement, dated December 16, 2003, between the Company and the Initial Purchaser (the “Purchase Agreement”), the Initial Purchaser has agreed to purchase from the Company $100,000,000 aggregate principal amount of 5.00% Convertible Senior Subordinated Debentures due December 15, 2023 (the “Debentures”).  Until Stockholder Approval (as defined herein) has been obtained, other than upon satisfaction of the Debenture Price Conditions (as such conditions are described in the Offering Memorandum), each Debenture will be convertible into (A) an amount of cash equal to the lesser of (1) the principal amount of such Debenture or (2) the Conversion Value (as defined in the Indenture) of such Debentures, plus (B) a number of shares common stock of the Company, par value $1 per share (the “Common Stock”) equal in value to the excess (if any) of the Conversion Value of such Debenture over its principal amount, but not more than 59.95885 shares per $1,000 principal amount of Debentures, and convertible, upon satisfaction of the Debenture Price Conditions, into an amount of cash equal to the lesser of (A) the Conversion Value (as defined in the Indenture) or such Debenture or (B) the principal amount of such Debentures.  Following Stockholder Approval, the Debentures will be convertible, at the Company’s option, into Common Stock, cash or a combination of cash and Common Stock, on the terms, and subject to the conditions, set forth in the Indenture (as defined herein).  To induce the Initial Purchaser to purchase the Debentures, the Company has agreed to provide the registration rights set forth in this Agreement pursuant to the Purchase Agreement.

The parties hereby agree as follows:

1.     Definitions.  As used in this Agreement, the following capitalized terms shall have the following meanings:

Additional Amounts:  As defined in Section 3(a) hereto.

Additional Amounts Payment Date:  Each December 15 and June 15, commencing June 15, 2004.

Additional Effectiveness Target Date: As defined in Section 2(a)(ii)(B) hereto.

Additional Shelf Filing Deadline: As defined in Section 2(a)(ii)(A) hereto.

Additional Shelf Registration Statement: As defined in Section 2(a)(ii)(A) hereto.

Affiliate:  As such term is defined in Rule 405 under the Securities Act.

Agreement:  This Registration Rights Agreement, as amended, modified or otherwise supplemented from time to time in accordance with the terms hereof.

Applicable Amount:  In respect of shares of Common Stock issued upon conversion of Debentures, an amount equal to (x) the number of such shares multiplied by (y)

the prevailing Conversion Price (as defined in the Indenture), such prevailing Conversion Price as determined in accordance with the Indenture.

Blue Sky Application:  As defined in Section 6(a)(i) hereto.

Business Day:  A day other than a Saturday or Sunday or any day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.

Closing Date:  The date of this Agreement.

Commission:  Securities and Exchange Commission.

Common Stock:  As defined in the preamble hereto.

Company:  As defined in the preamble hereto.

Debentures:  As defined in the preamble hereto.

Effectiveness Period:  As defined in Section 2(a)(iii) hereto.

Effectiveness Target Date:  As defined in Section 2(a)(ii) hereto.

Exchange Act:  Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

Holder:  Any Person (including the Initial Purchaser) who owns from time to time, beneficially or otherwise, Transfer Restricted Securities.

Included Stock:  As defined in Section 9(c) hereto.

Indemnified Holder:  As defined in Section 6(a) hereto.

Indenture:  The Indenture, dated as of December 16, 2003, between the Company and The Bank of New York, as trustee (the “Trustee”), pursuant to which the Debentures are to be issued, as such Indenture is amended, modified or supplemented from time to time in accordance with the terms thereof.

Initial Purchaser:  As defined in the preamble hereto.

Interest Payment Date:  Each December 15 and June 15 of each year, commencing June 15, 2004.

Majority of Holders:  Holders holding more than 50% of the aggregate principal amount at maturity of Debentures outstanding; provided, that for purpose of this definition, a holder of shares of Common Stock which constitute Transfer Restricted Securities when issued upon conversion of the Debentures shall be deemed to hold an aggregate principal amount at maturity of Debentures (in addition to the principal amount at maturity of Debentures held by such holder) equal to (x) the number of such shares of Common Stock received upon conversion of the Debentures and then held by such holder multiplied by (y) the prevailing Conversion Price, such prevailing Conversion Price as defined in and determined in accordance with the Indenture.

NASD:  National Association of Securities Dealers, Inc.

Notice Holder:  As defined in Section 2(a)(i) hereto.

NYSE:  New York Stock Exchange.

Person:  An individual, partnership, corporation, unincorporated organization, limited liability company, trust, joint venture or a government or agency or political subdivision thereof.

Prospectus:  The prospectus included in a Shelf Registration Statement or Additional Shelf Registration Statement as applicable (including any prospectus pursuant to Rule 429 under the Securities Act), as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

Purchase Agreement:  As defined in the preamble hereto.

Questionnaire:  As defined in Section 2(b) hereof.

Record Holder:  With respect to any Additional Amounts Payment Date, each Person who is a Holder on the record date with respect to the Interest Payment Date on which such Additional Amounts Payment Date shall occur.  In the case of a Holder of shares of Common Stock issued upon conversion of the Debentures, “Record Holder” shall mean each Person who is a Holder of shares of Common Stock that constitute Transfer Restricted Securities on the 15th day preceding the relevant Additional Amounts Payment Date.

Registration Default:  As defined in Section 3(a) hereof.

Securities Act:  Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

Shelf Filing Deadline:  As defined in Section 2(a)(i) hereof.

Shelf Registration Statement:  As defined in Section 2(a)(i) hereof.

Stockholder Approval:  With respect to the Common Stock, (i) the authorization and approval by the Company’s stockholders, in accordance with the Company’s bylaws and applicable law, of an amendment to the Company’s Restated Certificate of Incorporation to increase the authorized number of shares to at least 77,507,515 shares and (ii) the authorization and reservation of an additional 2,507,515 shares by the Board of Directors of the Company free from any preemptive rights to be made available for issuance by the Company upon conversion of the Debentures.

Suspension Period.  As defined in Section 4(b)(i) hereof.

TIA:  Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder, in each case, as in effect on the date the Indenture is qualified under the TIA.

Transfer Restricted Securities:  Each Debenture and each share of Common Stock issued upon conversion of Debentures until the earliest of:

(i)                    the date on which such Debenture or such share of Common Stock issued upon conversion thereof has been effectively registered under the Securities Act and sold or otherwise transferred in accordance with the Shelf Registration Statement;

(ii)                   the date on which such Debenture or such share of Common Stock issued upon conversion thereof (A) is transferred in compliance with Rule 144 under the Securities Act or (B) may be sold or transferred by a person who is not an Affiliate of the Company pursuant to Rule 144 under the Securities Act (or any other similar provision then in force) without any volume or manner of sale restrictions thereunder; or

(iii)                  the date on which such Debenture or such share of Common Stock issued upon conversion ceases to be outstanding (whether as a result of redemption, repurchase and cancellation, conversion or otherwise); provided, that any Debenture and any Common Stock issued upon conversion of such Debenture that is redeemed or repurchased by the Company shall not be deemed Transfer Restricted Securities for purposes of this Agreement upon resale by the Company.

Underwriter:  The managing underwriter in an Underwritten Registration or Underwritten Offering.

Underwritten Registration or Underwritten Offering:  A registration in which Debentures or shares of our Common Stock issued upon conversion of Debentures are sold by a Majority of Holders to an Underwriter for reoffering to the public.

2.     Shelf Registration.

(a)   The Company shall:

(i)                    Do the following with respect to all Transfer Restricted Securities that are duly authorized at the Shelf Filing Deadline:

(A)  not later than 90 days after the date hereof (the “Shelf Filing Deadline”), use its reasonable best efforts to cause to be filed a registration statement pursuant to Rule 415 under the Securities Act (together with any amendments thereto, and including any documents incorporated by reference therein, the “Shelf Registration Statement”), which Shelf Registration Statement shall provide for resales from time to time of all Transfer Restricted Securities held by Holders that have provided the information required pursuant to the terms of Section 2(b) hereof (each such holder a “Notice Holder”);

(B)   use its reasonable best efforts to cause the Shelf Registration Statement to be declared effective by the Commission as promptly as practicable, but not later than 180 days after the date hereof (the “Effectiveness Target Date”); and

(ii)                   Do the following with respect to any Transfer Restricted Securities that are not duly authorized at the Shelf Filing Deadline and subsequently are duly authorized by the Stockholder Approval:

(A)  not later than 90 days after the Stockholder Approval (the “Additional Shelf Filing Deadline”), if any Debentures are Transfer Restricted Securities at the time of the Stockholder Approval and if any Common Stock issuable upon conversion of such Debentures would be Transfer Restricted Securities, use its reasonable best efforts to cause to be filed a registration statement pursuant to Rule 415 under the Securities Act (together with any amendments thereto, and including the documents incorporated by reference therein, the “Additional Shelf Registration Statement”), which Additional Shelf Registration Statement shall provide for resales from time to time of all Transfer Restricted Securities held by Notice Holders;

(B)   use its reasonable best efforts to cause the Additional Shelf Registration Statement to be declared effective by the Commission as promptly as practicable, but not later than 180 days after the Stockholder Approval (the “Additional Effectiveness Target Date”); and

(iii)                  use its reasonable best efforts to keep the Shelf Registration Statement or the Additional Shelf Registration Statement, as applicable, continuously effective, supplemented and amended as required by the provisions of Section 4(b) hereof to the extent necessary to ensure that (A) it is available for resales by the Notice Holders of Transfer Restricted Securities entitled to the benefit of this Agreement and (B) it conforms with the requirements of this Agreement and the Securities Act for a period (the “Effectiveness Period”) ending on the earliest of:

(1)           two years following the last date of original issuance of Debentures;

(2)           the date when all of the Holders of Transfer Restricted Securities are able to sell all Transfer Restricted Securities immediately without restriction pursuant to Rule 144(k) under the Securities Act or any successor rule thereto;

(3)           the date when all Transfer Restricted Securities have ceased to be outstanding (whether as a result of redemption, repurchase and cancellation, conversion or otherwise); and

(4)           the date when all Transfer Restricted Securities registered under the Shelf Registration Statement or the Additional Shelf Registration Statement, as applicable, have been transferred pursuant to such Shelf Registration Statement or Additional Shelf Registration Statement, as applicable.

(b)   To have its Transfer Restricted Securities included in the Shelf Registration Statement or the Additional Shelf Registration Statement, as applicable, pursuant to this Agreement, each Holder shall complete the Selling Securityholder Notice and Questionnaire, the form of which is contained in Annex A to the Offering Memorandum relating to the Debentures (the “Questionnaire”).  The Company shall mail the Questionnaire to all Holders of Transfer Restricted Securities at least 20 Business Days (but not more than 40 Business Days) prior to the time the Company intends in good faith to have the Shelf Registration Statement or the Additional Shelf Registration Statement, as applicable, declared effective by the Commission.  Upon receipt of a written request for additional information from the Company, each Holder who intends to be named as a selling Holder in the Shelf Registration Statement or the Additional Shelf Registration Statement, as applicable, shall furnish to the Company in writing, within 20 Business Days after the date of the Questionnaire, such additional information regarding such Holder and the proposed distribution by such Holder of its Transfer Restricted Securities, in connection with the Shelf Registration Statement or the Additional Shelf Registration Statement, as applicable, or Prospectus or Preliminary Prospectus included therein and in any application to be filed with or under state securities law, as the Company may reasonably request.  In connection with all such requests for information from Holders of Transfer Restricted Securities, the Company shall notify such Holders of the requirements set forth in this paragraph regarding their obligation to provide the information requested pursuant to this Section.  Holders who have not delivered a Questionnaire at least one Business Day prior to the effectiveness of the Shelf Registration Statement or the Additional Shelf Registration Statement, as applicable, will not be named as selling Holders in the related Prospectus.  Thereafter, such Holders may receive a Questionnaire from the Company upon request.  Upon receipt of such a completed Questionnaire from a Holder following the effectiveness of the Shelf Registration Statement or the Additional Shelf Registration Statement, as applicable, the Company shall, as promptly as reasonably practicable, and in any event within 20 Business Days after such date, file with the Commission such amendments to the Shelf Registration Statement or the Additional Shelf Registration Statement, as applicable, or supplements to a related Prospectus as are necessary to permit such Holder to transfer its Transfer Restricted Securities pursuant to the Shelf Registration Statement or the Additional Shelf Registration Statement, as applicable.  Each Holder as to which the Shelf Registration Statement or the Additional Shelf Registration Statement, as applicable, is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make information previously furnished to the Company by such Holder not materially misleading.

3.     Additional Amounts.

(a)   If:

(i)                    the Shelf Registration Statement is not filed with the Commission prior to or on the Shelf Filing Deadline;

(ii)                   the Shelf Registration Statement has not been declared effective by the Commission prior to or on the Effectiveness Target Date;

(iii)                  except as provided in Section 4(b)(i) hereof, the Shelf Registration Statement is filed and declared effective but, during the Effectiveness Period, shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded within five Business Days by a post-effective amendment to the Shelf Registration Statement, a supplement to the Prospectus or a report filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act that cures such failure and, in the case of a post-effective amendment, is itself immediately declared effective;

(iv)                  the Additional Shelf Registration Statement is not filed with the Commission prior to or on the Additional Shelf Filing Deadline;

(v)                   the Additional Shelf Registration Statement has not been declared effective by the Commission prior to or on the Additional Effectiveness Target Date;

(vi)                  except as provided in Section 4(b)(i) hereof, the Additional Shelf Registration Statement is filed and declared effective but, during the Effectiveness Period, shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded within five Business Days by a post-effective amendment to the Additional Shelf Registration Statement, a supplement to the Prospectus or a report filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act that cures such failure and, in the case of a post-effective amendment, is itself immediately declared effective; or

(vii)                 (A)  prior to or on the 60th or 90th day, as the case may be, of any Suspension Period, such suspension has not been terminated or (B) Suspension Periods exceed 60 days in any 90-day period or an aggregate of 90 days in any 360-day period,

(each such event referred to in foregoing clauses (i) through (vii), a “Registration Default”), the Company hereby agrees to pay additional amounts (“Additional Amounts”) with respect to the Transfer Restricted Securities from and including the day following the Registration Default to, but excluding, the day on which the Registration Default has been cured, accruing at a rate:

(A)          in respect of the Debentures, to each holder of Debentures, (x) with respect to the first 90-day period during which a Registration Default shall have occurred and be continuing, equal to 0.25% per annum of the principal amount of the Debentures, and (y) with respect to the period commencing on the 91st day following the day the Registration Default shall have occurred and be continuing, equal to 0.50% per annum of the principal amount of the Debentures; provided, that in no event shall Additional Amounts accrue at a rate per year exceeding 0.50% of the principal amount of the Debentures; and

(B)           in respect of any shares of Common Stock, to each Holder of shares of Common Stock issued upon conversion of Debentures, (x) with respect to the first 90-day period in which a Registration Default shall have occurred and be continuing, equal to 0.25% per annum of the Applicable Amount of the converted Debentures, and (y) with respect to the period commencing the 91st day following the day the Registration Default shall have occurred and be continuing, equal to 0.50% per annum of the Applicable Amount of the converted Debentures; provided, that in no event shall Additional Amounts accrue at a rate per year exceeding 0.50% of the Applicable Amount of the converted Debentures; provided, further, that (i) a Holder who has converted some or all of its Debentures into Common Stock shall not be entitled to Additional Amounts unless such Holder continues to hold such Common Stock; (ii) a Holder who has converted some or all of its Debentures and received cash in lieu of Common Stock shall not be entitled to Additional Amounts on the cash paid to such Holder; and (iii) a Holder shall not be entitled to Additional Amounts unless such Holder has timely provided all the information require by Section 2(b).

(b)   All accrued Additional Amounts shall be paid in arrears to such Holders as required by, and in the manner described in, the Indenture.  Following the cure of all Registration Defaults relating to any particular Debenture or share of Common Stock, the accrual of Additional Amounts with respect to such Debenture or share of Common Stock will cease.  The Company agrees to deliver all notices, certificates and other documents contemplated by the Indenture in connection with the payment of Additional Amounts.

All obligations of the Company set forth in this Section 3 that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such Transfer Restricted Security shall have been satisfied in full.

The Additional Amounts set forth above shall be the exclusive monetary remedy available to the Holders of Transfer Restricted Securities for such Registration Default.

4.     Registration Procedures.

(a)   In connection with the Shelf Registration Statement or the Additional Shelf Registration Statement, as applicable, the Company shall comply with all the provisions of Section 4(b) hereof and shall use its reasonable best efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and pursuant thereto, shall prepare and file with the Commission such Shelf Registration Statement or Additional Shelf Registration Statement, as applicable, relating to the registration on any appropriate form under the Securities Act; provided, however, that no Holder shall be entitled to be named in the Shelf Registration Statement or the Additional Shelf Registration Statement, as applicable, as of the date it is declared effective, or to the Prospectus forming part thereof, for offers and sales of the Transfer Restricted Securities unless such Holder is a Notice Holder.

(b)   In connection with the Shelf Registration Statement, the Additional Shelf Registration Statement and any Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities, the Company shall:

(i)                    Use its reasonable best efforts to keep the Shelf Registration Statement or the Additional Shelf Registration Statement, as applicable, continuously effective during the Effectiveness Period; upon the occurrence of any event or the existence of any fact that would cause the Shelf Registration Statement, the Additional Shelf Registration Statement, or the Prospectus contained therein, in either case including any document incorporated by reference therein, (A) to contain a material misstatement or omission or (B) not be effective and usable for resale of Transfer Restricted Securities during the Effectiveness Period, the Company shall file promptly an appropriate amendment to the Shelf Registration Statement or the Additional Shelf Registration Statement, as applicable, a supplement to the Prospectus or a report filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use its reasonable best efforts to cause such amendment to be declared effective and the Shelf Registration Statement or the Additional Shelf Registration Statement, as applicable, and the related Prospectus to become usable for their intended purposes as soon as practicable thereafter.  Notwithstanding the foregoing, the Company may suspend the Holders’ use of the Prospectus by written notice to the Holders for a period not to exceed an aggregate of 60 days in any 90-day period (each such period, a “Suspension Period”) if:

(x)   in the reasonable judgment of the Company, the Shelf Registration Statement or the Additional Shelf Registration Statement, as applicable, contains a material misstatement or omission as a result of an event that has occurred and is continuing; and

(y)   the Company’s board of directors determines in good faith that because of valid business reasons it is in the Company’s best interest to suspend the use of the Shelf Registration Statement or Additional Shelf Registration Statement, as applicable;

provided, that in the event the disclosure relates to a previously undisclosed proposed or pending material business transaction, the disclosure of which would impede the Company’s ability to consummate such transaction, the Company may extend a Suspension Period from 60 days to 90 days; provided, however, that Suspension Periods shall not in any event exceed an aggregate of 90 days in any 360-day period.

(ii)                   Prepare and file with the Commission such amendments and post-effective amendments to the Shelf Registration Statement or the Additional Shelf Registration Statement, as applicable, as may be necessary to keep the Shelf Registration Statement or the Additional Shelf Registration Statement, as applicable, effective during the Effectiveness Period; cause the Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Shelf Registration Statement or the Additional Shelf Registration Statement, as applicable, during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in the Shelf Registration Statement, the Additional Shelf Registration Statement, as applicable, or supplement to the Prospectus.

(iii)                  Advise the Underwriter(s), if any, and selling Holders promptly (but in any event within two Business Days) and, if requested by such Persons, to confirm such advice in writing:

(A)  when the Shelf Registration Statement, the Additional Shelf Registration Statement, Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Shelf Registration Statement, the Additional Shelf Registration Statement or any post-effective amendment thereto, when the same has become effective;

(B)   of any request by the Commission for amendments to the Shelf Registration Statement, the Additional Shelf Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, as applicable;

(C)   of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or the Additional Shelf Registration Statement, as applicable, under the Securities Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes; or

(D)  of the existence of any fact or the happening of any event, during the Effectiveness Period, that makes any statement of a material fact made in the Shelf Registration Statement, the Additional Shelf Registration Statement, the Prospectus, any amendment or supplement thereto, as applicable, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Shelf Registration Statement or the Additional Shelf Registration Statement, as applicable, in order to make the statements therein not misleading, or that requires the making of any additions to or changes in the Prospectus in order to make the statements in the Prospectus in the light of the circumstances under which they were made not misleading (including, in any such case, as a result of the non-availability of financial statements).

If at any time the Commission shall issue any stop order suspending the effectiveness of the Shelf Registration Statement or the Additional Shelf Registration Statement, as applicable, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or blue sky laws, the Company shall use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time and will provide to the Initial Purchaser and each Holder who is named in the Shelf Registration Statement or the Additional Shelf Registration Statement, as applicable, prompt notice of the withdrawal of any such order.

(iv)                  Furnish to the Initial Purchaser and counsel for the Initial Purchaser, one counsel for the Selling Holders and each of the Underwriter(s), if any, before filing with the Commission, a copy of the Shelf Registration Statement, a copy of the Additional Shelf Registration Statement, as applicable, and copies of any Prospectus included therein or any amendments or supplements to the Shelf Registration Statement, the Additional Shelf Registration Statement or Prospectus, as applicable, (other than documents incorporated by reference after the initial filing of the Shelf Registration Statement or the Additional Shelf Registration Statement, as applicable), which documents will be subject to the review of such persons, counsel and Underwriter(s), if any, for a period of at least five Business Days (in the case of the Shelf Registration Statement or Additional Shelf Registration Statement, as applicable, and the Prospectus) and two Business Days (in the case of any amendment or supplement thereto), and the Company will not file the Shelf Registration Statement, the Additional Shelf Registration Statement or Prospectus, as applicable, or any amendment or supplement to the Shelf Registration Statement, the Additional Shelf Registration Statement or Prospectus, as applicable (other than documents incorporated by reference therein), to which the Initial Purchaser, such counsel or the Underwriter(s), if any, shall reasonably object prior to the filing thereof.  The Initial Purchaser, such counsel or Underwriter(s), if any, shall be deemed to have reasonably objected to such filing if the Shelf Registration Statement, Additional Shelf Registration Statement, Prospectus or any amendment or supplement thereto, as applicable, as proposed to be filed, contains a material misstatement or omission (other than such misstatement or omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of a Notice Holder or Underwriter).

(v)                   Make available at reasonable times for inspection by the selling Holders, any Underwriter participating in any distribution pursuant to the Shelf Registration Statement or the Additional Shelf Registration Statement, as applicable, and any attorney or accountant retained by such selling Holders or any of the Underwriter(s), all financial and other records, pertinent corporate documents and properties of the Company as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the Company’s officers, directors, managers and employees to supply all information reasonably requested by any such selling Holders, Underwriter, attorney or accountant in connection with the Shelf Registration Statement or the Additional Shelf Registration Statement, as applicable, after the filing thereof and before its effectiveness; provided, however, that any information designated by the Company as confidential at the time of delivery of such information shall be kept confidential by the recipient thereof.

(vi)                  If requested by any selling Holders or the Underwriter(s), if any, promptly incorporate in the Shelf Registration Statement, the Additional Shelf Registration Statement or Prospectus, as applicable, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders and Underwriter(s), if any, may reasonably request to have included therein, including, without limitation: (1) information relating to the “Plan of Distribution” of the Transfer Restricted Securities, (2) information with respect to the principal amount of Debentures or number of shares of Common Stock being sold to such Underwriter(s), (3) the purchase price being paid therefor and (4) any other terms of the offering of the Transfer Restricted Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as reasonably practicable after the Company is notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

(vii)                 Furnish to each selling Holder and each of the Underwriter(s), if any, without charge, at least one copy of the Shelf Registration Statement or the Additional Shelf Registration Statement, as applicable, as first filed with the Commission, and of each amendment thereto (and any documents incorporated by reference therein or exhibits thereto (or exhibits incorporated in such exhibits by reference) as such Person may request).

(viii)                Deliver to each selling Holder and each of the Underwriter(s), if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; subject to any notice by the Company in accordance with this Section 4(b) of the existence of any fact or event of the kind described in Section 4(b)(iii)(D), the Company hereby consents to the use of the Prospectus and any amendment or supplement thereto by each of the selling Holders and each of the Underwriter(s), if any, in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto.

(ix)                   In the case of an Underwritten Offering conducted pursuant to Section 7, the Company shall:

(A)          upon request, furnish to each selling Holder and each Underwriter, if any, in such substance and scope as they may reasonably request and as are customarily made by issuers to underwriters in secondary underwritten offerings for selling security holders, upon the date of closing of any sale of Transfer Restricted Securities in an Underwritten Registration:

(1)           a certificate, dated the date of such closing, signed by the Chief Executive Officer or Chief Financial Officer of the Company confirming, as of the date thereof, matters of the type set forth in Section 5(h) of the Purchase Agreement and such other matters as such parties may reasonably request;

(2)           opinions, each dated the date of such closing, of counsel to the Company covering such of the matters as are customarily covered in legal opinions to underwriters in connection with underwritten offerings of securities; and

(3)           customary comfort letters, dated the date of such closing, from the Company’s independent accountants in the customary form and covering matters of the type customarily covered in comfort letters to underwriters in connection with underwritten offerings of securities;

(B)           set forth in full in the underwriting agreement, if any, indemnification provisions and procedures which provide rights no less protective than those set forth in Section 6 hereof with respect to all parties to be indemnified; and

(C)           deliver such other documents and certificates as may be reasonably requested by such parties to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the selling Holders pursuant to this clause (ix).

(x)                    Before any public offering of Transfer Restricted Securities, cooperate with the selling Holders, the Underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or blue sky laws of such jurisdictions in the United States as the selling Holders or Underwriter(s), if any, may reasonably request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the Shelf Registration Statement or the Additional Shelf Registration Statement, as applicable; provided, that the Company will not be required to qualify to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

(xi)                   Cooperate with the selling Holders and the Underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends (unless required by applicable securities laws); and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the selling Holders or the Underwriter(s), if any, may request at least two Business Days before any sale of Transfer Restricted Securities made by such Underwriter(s).

(xii)                  Use its reasonable best efforts to cause the Transfer Restricted Securities covered by the Shelf Registration Statement or the Additional Shelf Registration Statement, as applicable, to be registered with or approved by such other U.S. governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the Underwriter(s), if any, to consummate the disposition of such Transfer Restricted Securities.

(xiii)                 Provide CUSIP numbers for all Transfer Restricted Securities not later than the effective date of the Shelf Registration Statement or the Additional Shelf Registration Statement, as applicable, and provide the Trustee under the Indenture with certificates for the Debentures that are in a form eligible for deposit with The Depository Trust Company.

(xiv)                Cooperate and assist in any filings required to be made with the NASD and the NYSE and in the performance of any due diligence investigation by any Underwriter that is required to be retained in accordance with the rules and regulations of the NASD and the NYSE.

(xv)                 Otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission and all reporting requirements under the Exchange Act.

(xvi)                Cause the Indenture to be qualified under the TIA not later than the effective date of the Shelf Registration Statement or Additional Shelf Registration Statement, as applicable, required by this Agreement, and, in connection therewith, cooperate with the Trustee and the holders of Debentures to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute and use its reasonable best efforts to cause the Trustee thereunder to execute all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner.

(xvii)               Cause all shares of Common Stock covered by the Shelf Registration Statement or the Additional Shelf Registration Statement, as applicable, to be listed or quoted, as the case may be, on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed or quoted.

(xviii)              Provide to each Holder upon written request each document filed with the Commission pursuant to the requirements of Section 13 and Section 15 of the Exchange Act after the effective date of the Shelf Registration Statement or the Additional Shelf Registration Statement, as applicable.

(xix)                 If requested by the Underwriter(s), make appropriate officers of the Company available to the Underwriter(s) for meetings with prospective purchasers of the Transfer Restricted Securities and prepare and present to potential investors customary “road show” or marketing materials in a manner consistent with similar issuances of other securities similar to the Transfer Restricted Securities.

(c)   Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of any notice from the Company of the existence of any fact of the kind described in Section 4(b)(iii)(C) or (D) hereof, such Holder will, and will use its reasonable best efforts to cause any Underwriter(s) in an Underwritten Offering to, forthwith discontinue disposition of Transfer Restricted Securities pursuant to the Shelf Registration Statement or the Additional Shelf Registration Statement, as applicable, until:

(i)                    such Holder has received copies of the supplemented or amended Prospectus contemplated by Section 4(b)(i) and 4(b)(viii) hereof; or

(ii)                   such Holder is advised in writing by the Company that the use of the Prospectus, or any amendment or supplement thereto, may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus.

If so directed by the Company, each Holder will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of such notice of suspension.

5.     Registration Expenses.  All expenses incident to the Company’s performance of or compliance with this Agreement shall be borne by the Company regardless of whether a Shelf Registration Statement or any Additional Shelf Registration Statement becomes effective, including, without limitation:

(i)                    all registration and filing fees and expenses (including filings made by any Initial Purchaser or Holders with the NASD or the NYSE);

(ii)                   all fees and expenses of compliance with federal securities and state blue sky or securities laws;

(iii)                  all expenses of printing (including printing of Prospectuses and certificates for the Common Stock to be issued upon conversion of the Debentures) and the Company’s expenses for messenger and delivery services and telephone;

(iv)                  all fees and disbursements of counsel to the Company and, subject to Section 5(b) below, the Holders of Transfer Restricted Securities;

(v)                   all application and filing fees in connection with listing (or authorizing for quotation) the Common Stock on a national securities exchange or automated quotation system pursuant to the requirements hereof; and

(vi)                  all fees and disbursements of independent certified public accountants of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance).

The Company shall bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal, accounting or other duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company.

(b)   In connection with the Shelf Registration Statement or the Additional Shelf Registration Statement, as applicable, required by this Agreement, including any amendment or supplement thereto, and any other documents delivered to any Holders, the Company shall reimburse the Initial Purchaser and the Holders of Transfer Restricted Securities being registered pursuant to the Shelf Registration Statement or the Additional Shelf Registration Statement, as applicable, for the reasonable fees and disbursements of not more than one counsel, which shall be Cleary Gottlieb Steen & Hamilton, or such other counsel as may be chosen by a Majority of Holders for whose benefit the Shelf Registration Statement or the Additional Shelf Registration Statement, as applicable, is being prepared.  The Holders of Transfer Restricted Securities being registered shall be responsible for all underwriting commissions or discounts, if any, attributable to the sale of such Transfer Restricted Securities pursuant to any Underwritten Offering.

6.     Indemnification and Contribution.

(a)   The Company shall indemnify and hold harmless each Holder, such Holder’s officers, directors, partners and employees and each person, if any, who controls such Holder within the meaning of the Securities Act (each, an “Indemnified Holder”), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to resales of the Transfer Restricted Securities), to which such Indemnified Holder may become subject, under the Act or otherwise, insofar as any such loss, claim, damage, liability or action arises out of, or is based upon:

(i)                    any untrue statement or alleged untrue statement of a material fact contained in (A) the Shelf Registration Statement, Additional Shelf Registration Statement or Prospectus or any amendment or supplement thereto, as applicable, or (B) any blue sky application or other document or any amendment or supplement thereto prepared or executed by the Company (or based upon written information furnished by or on behalf of the Company) filed in any jurisdiction specifically for the purpose of qualifying any or all of the Transfer Restricted Securities under the securities law of any state or other jurisdiction (such application, document or information being hereinafter called a “Blue Sky Application”); or

(ii)                   the omission or alleged omission to state therein any material fact necessary to make the statements therein (in the case of the Prospectus, or any amendment or supplement thereto, in the light of the circumstances under which they were made) not misleading; or

(iii)                  any act or failure to act or any alleged act or failure to act by the Initial Purchaser in connection with, or relating in any manner to, the Debentures or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failure to act undertaken or omitted to be taken by the Initial Purchaser through its gross negligence or willful misconduct), and shall reimburse each Indemnified Holder promptly upon demand for any legal or other expenses reasonably incurred by such Indemnified Holder in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Shelf Registration Statement, the Additional Shelf Registration Statement or Prospectus or amendment or supplement thereto or in any Blue Sky Application in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Indemnified Holder specifically for inclusion therein; provided, further, that as to any Prospectus or any amendment or supplement thereto, this indemnity agreement shall not inure to the benefit of any Indemnified Holder on account of any loss, claim, damage, liability or action arising from the sale of Transfer Restricted Securities to any person by that Indemnified Holder if that Indemnified Holder failed to send or give a copy of the Prospectus or any amendment or supplement thereto, to that person, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such Prospectus or any amendment or supplement thereto was corrected in the Prospectus or any amendment or supplement thereto, unless such failure resulted from non-compliance by the Company with Section 4(b)(viii).  The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Indemnified Holder.

(b)   Each Holder, severally and not jointly, shall indemnify and hold harmless the Company, its officers and directors and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer, or controlling person may become subject, insofar as any such loss, claim, damage or liability or action arises out of, or is based upon:

(i)                    any untrue statement or alleged untrue statement of any material fact contained in the Shelf Registration Statement, the Additional Shelf Registration Statement or Prospectus or any amendment or supplement thereto, or in any Blue Sky Application, as applicable; or

(ii)                   the omission or the alleged omission to state therein (in the case of the Prospectus, or any amendment or supplement thereto, in the light of the circumstances under which they were made) any material fact necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder (or its related Indemnified Holder) specifically for use therein, and shall reimburse the Company and any such officer or controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred.  The foregoing indemnity agreement is in addition to any liability which any Holder may otherwise have to the Company and any such director, officer or controlling person.  In no event shall the liability of any selling Holder of Transfer Restricted Securities hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Transfer Restricted Securities pursuant to the Shelf Registration Statement or the Additional Shelf Registration Statement, as applicable, giving rise to such indemnification obligation.

(c)   Promptly after receipt by an indemnified party under this Section 6 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 6 except to the extent it has been materially prejudiced (including, without limitation, the forfeiture of substantial rights and defenses) by such failure and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 6.  If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party.  After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 6 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that a Majority of Holders shall have the right to employ separate counsel to represent jointly a Majority of Holders and their respective officers, directors, partners, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by a Majority of Holders against the Company under this Section 6, if, (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it that are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party), and in any such event the fees and expenses of such separate counsel shall be paid by the Company.  No indemnifying party shall:

(i)                    without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld or delayed) settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not contain any statement as to or admission of fault, culpability or failure to act by or on behalf of any indemnified party; or

(ii)                   be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld or delayed), but if settled with a written consent from the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement.

(d)   If the indemnification provided for in this Section 6 shall for any reason be unavailable or insufficient to hold harmless an indemnified party under Section 6(a) or 6(b) in respect of any loss, claim, damage or liability, or action in respect thereof, referred to therein, each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof:

(i)                    in such proportion as shall be appropriate to reflect the relative benefits received by the Company from the offering and sale of the Transfer Restricted Securities on the one hand and a Holder with respect to the sale by such Holder of the Transfer Restricted Securities on the other; or

(ii)                   if the allocation provided by clause (6)(d)(i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 6(d)(i) but also the relative fault of the Company on the one hand and the Holders on the other with respect to the statements or omissions or alleged statements or alleged omissions that resulted in such loss, claim, damage or liability (or action in respect thereof), as well as any other relevant equitable considerations.

The relative benefits received by the Company on the one hand and a Holder on the other with respect to such offering and such sale shall be deemed to be in the same proportion as the total net proceeds from the offering of the Debentures purchased under the Purchase Agreement (before deducting expenses) received by the Company on the one hand, bear to the total proceeds received by such Holder with respect to its sale of Transfer Restricted Securities on the other.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Holders, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Company and each Holder agree that it would not be just and equitable if the amount of contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein.  The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 6(d) shall be deemed to include, for purposes of this Section 6(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 6(d), no Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Transfer Restricted Securities purchased by it were resold exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Holders’ obligations to contribute as provided in this Section 6(d) are several and not joint.

7.     Underwritten Offerings

(a)     During the Effectiveness Period, any Holder of Transfer Restricted Securities who desires to do so may sell Transfer Restricted Securities (in whole or in part) in an Underwritten Offering; provided, that (i) the Holders of at least 50% in aggregate principal amount of the Transfer Restricted Securities then covered by the Shelf Registration Statement or Additional Shelf Registration Statement, as applicable, shall request such an offering and (ii) at least such aggregate principal amount of such Transfer Restricted Securities shall be included in such offering (but in no event shall the Company be required to undertake an Underwritten Offering of Transfer Restricted Securities having an aggregate public offering price of less than $25,000,000); and provided, further, that the Company shall not be obligated to cooperate with more than one Underwritten Offering (whether or not completed).  Upon receipt of such a request, the Company shall promptly provide all Holders of Transfer Restricted Securities written notice of the request, which notice shall inform such Holders that they have the opportunity to participate in the offering.  In any such Underwritten Offering, the investment banker or bankers and manager or managers that will administer the offering will be selected by, and the underwriting arrangements with respect thereto (including the size of the offering) will be approved by, the holders of a majority of the Transfer Restricted Securities to be included in such offering; provided, however, that such investment bankers and managers and underwriting arrangements must be reasonably satisfactory to the Company.  The Company is not obligated to any undertakings not specifically referred to herein.

(b)     No Holder may participate in any Underwritten Offering contemplated hereby unless (a) such Holder agrees to sell such Holder’s Transfer Restricted Securities to be included in the Underwritten Offering in accordance with any approved underwriting arrangements, (b) such Holder completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such approved underwriting arrangements, and (c) such Holder returns a completed and signed Questionnaire to the Company in accordance with Section 2(b) hereof within a reasonable amount of time before such Underwritten Offering.  The Holders participating in any Underwritten Offering shall be responsible for any underwriting discounts and commissions and, subject to Section 5 hereof, expenses of their own counsel.  The Company shall be entitled to select and manage the printer for such offering and any other vendors whose expenses the Company is obligated to pay.  The Company shall pay all expenses customarily borne by issuers in an Underwritten Offering, including but not limited to filing fees, the fees and disbursements of its counsel and independent public accountants and any printing expenses incurred in connection with such Underwritten Offering (which expenses shall not exceed $150,000 in the aggregate).  Notwithstanding the foregoing or the provisions of Section 4(b)(ix) hereof, upon receipt of a request from the managing underwriter or a representative of holders of a majority of the Transfer Restricted Securities to be included in an Underwritten Offering to prepare and file an amendment or supplement to the Shelf Registration Statement and Prospectus in connection with an Underwritten Offering, the Company may delay its participation in the Underwritten Offering, including, without limitation, the filing of any such amendment or supplement for up to 90 days if the board of directors of the Company shall have determined in good faith that the Company has a bona fide business reason for such delay.

8.     Miscellaneous.

(a)   Remedies.  The Company acknowledges and agrees that any failure by the Company to comply with its obligations under Section 2 hereof may result in material irreparable injury to the Initial Purchaser or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchaser or any Holder may obtain such relief as may be required to specifically enforce the Company’s obligations under Section 2 hereof; provided, that specific performance shall be the sole equitable remedy available to Holders hereunder.  The Company further agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

(b)   Actions Affecting Transfer Restricted Securities.  The Company shall not, directly or indirectly, take any action with respect to the Transfer Restricted Securities as a class that would adversely affect the ability of the Holders of Transfer Restricted Securities to include such Transfer Restricted Securities in a registration undertaken pursuant to this Agreement.

(c)   No Inconsistent Agreements.  The Company will not, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.  In addition, the Company shall not grant to any of its security holders (other than the Holders of Transfer Restricted Securities in such capacity) the right to include any of its securities in the Shelf Registration Statement or the Additional Shelf Registration Statement, as

applicable, provided for in this Agreement other than the Transfer Restricted Securities.  The Company has not previously entered into any agreement (which has not expired or been terminated) granting any registration rights with respect to its securities to any Person which rights conflict with the provisions hereof.

(d)   Amendments and Waivers.  This Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, unless the Company has obtained the written consent of a Majority of Holders or such greater percentage of the Holders as required by the Indenture.

(e)   Notices.  All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, facsimile transmission, or air courier guaranteeing overnight delivery:

(i)                    if to a Holder, at the address set forth on the records of the registrar under the Indenture or the transfer agent of the Common Stock, as the case may be; and

(ii)                   if to the Company:

Fleetwood Enterprises, Inc.
3125 Myers Street
Riverside, California 92503
Attention:  General Counsel
Fax: (909) 351-3776
Telephone: (909) 351-3500

With a copy to:

Gibson, Dunn & Crutcher LLP

4 Park Plaza

Irvine, California 92614

Attention: Mark W. Shurtleff, Esq.

Fax: (909) 475-4665

Telephone: (909) 451-3802

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if transmitted by facsimile; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

(f)    Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon and enforceable by the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; provided, however, that (i) this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Transfer Restricted Securities from such Holder and (ii) nothing contained herein shall be deemed to permit any assignment, transfer or other disposition of Transfer Restricted Securities in violation of the terms of the Purchase Agreement or the Indenture.  If any transferee of any Holder shall acquire Transfer Restricted Securities, in any manner, whether by operation of law or otherwise, such Transfer Restricted Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Transfer Restricted Securities such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement.

(g)   Counterparts.  This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(h)   Securities Held by the Company or Its Affiliates.  Whenever the consent or approval of Holders of a specified percentage of Transfer Restricted Securities is required hereunder, Transfer Restricted Securities held by the Company or its Affiliates shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

(i)    Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(j)    Governing Law.  This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

(k)   Severability.  If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

(l)    Entire Agreement.  This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Transfer Restricted Securities.  This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

In Witness Whereof, the parties have executed this Agreement as of the date first written above.

Fleetwood Enterprises, Inc.

By	/s/ Edward B. Caudill
Name: Edward B. Caudill
Title: President and Chief Executive Officer

Lehman Brothers Inc.

By	/s/ John M. Welsh
Authorized Representative
John M. Welsh
Vice President